UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

March 13, 2015

MERCARI COMMUNICATIONS GROUP, LTD.

(Exact name of registrant as specified in its charter)

Colorado	0-17284	84-1085935
State of Incorporation	Commission File Number	IRS Employer Identification No.

135 Fifth Ave., 10th Floor

New York, NY 10010

Address of principal executive offices

212-739-7689

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01	Changes in Registrant’s Certifying Accountant

On or about March 13, 2015, Mercari Communications Group, Ltd. (the “Company”) dismissed Robison Hill & Co., Certified Public Accountants (“Robison”) as its independent registered principal accounting firm. The reports of Robison on the Company’s financial statements for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. Such reports of Robison were prepared assuming that the Company had the ability to continue as a going concern. The decision to change auditors was approved by entire Board of Directors of the Company (the “Board”).

During the fiscal years ended May 31, 2014 and May 31, 2013 and the subsequent interim periods through the date of this filing, the Company has not had any disagreements with Robison on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Robison’ satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the fiscal years ended May 31, 2014 and May 31, 2013 and the subsequent interim periods through the date of this filing, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Robison with a copy of disclosures it is making in this Form 8-K and requested that Robison furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Robison’s letter dated March 17, 2015, is filed as Exhibit 16.1 hereto.

The Company has engaged Liggett, Vogt & Webb P.A. Certified Public Accountants (“Liggett”) as its new independent accountant as of March 13, 2015. During the fiscal years ended May 31, 2014 and May 31, 2013 and the subsequent interim periods through the date of this filing, neither the Company nor anyone on its behalf has consulted with Liggett regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Liggett concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Board has approved this engagement of Liggett as the Company’s new independent auditors.

The Company requested that Liggett review the information set forth in the fifth paragraph of this Item 4 before this Current Report on Form 8-K was filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 16.1	Letter to Securities and Exchange Commission from Robison Hill & Co., dated March 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 17th day of March 2015.

Mercari Communications Group, Ltd.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO